UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2010

VERAMARK TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-13898	16-1192368
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 Monroe Avenue, Pittsford, New York	14534
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 381-6000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(1) Anthony C. Mazzullo 2009 Bonus

On March 1, 2010, the Compensation Committee of the Board of Directors of Veramark Technologies, Inc. (the “Registrant”) confirmed its tentative decision made on February 22, 2010, that Anthony C. Mazzullo, the Company’s President and Chief Executive Officer receive a discretionary bonus of $20,000 for the year ended December 31, 2009.

(2) Anthony C. Mazzullo 2010 Bonus Compensation Plan

On March 1, 2010, the Compensation Committee of the Board of Directors of the Registrant passed a resolution pursuant to which bonuses will be paid to the Registrant’s President and Chief Executive Office, Anthony C. Mazzullo, if Registrant achieves certain performance goals for its fiscal year ending December 31, 2010.

The material terms of the resolution include:

•	Mr. Mazzullo will be entitled to receive a cash bonus of $60,000 if Registrant fully achieves its plan objectives relating to each of sales orders, revenues, and net operating income, as follows:

•	Target Orders, $24,000

•	Target Revenue, $30,000

•	Target Net Income, $6,000

Cash bonus amounts begin to be earned pro-rata when 85% of a target is achieved.

•	An additional cash bonus amount for exceeding plan will be paid as follows:

	Bonus Amount
	Target	Target	Target
	Orders	Revenue	Net Income
% of Target
110%	$8,000	$10,000	$2,000
120%	$16,000	$20,000	$4,000
130%	$24,000	$30,000	$6,000

Cash bonus for exceeding quota will not be pro-rated for partial achievement between target levels.

•	The maximum total cash bonus that can be paid to Mr. Mazzullo for 2010 under the resolution is $120,000.

Mr. Mazzullo’s employment agreement dated December 17, 2007, granted him 200,000 shares of restricted stock. In 2010, 133,333 of those shares are eligible for vesting as follows:

•	Target Orders, 53,333

•	Target Revenue, 66,667

•	Target Net Income, 13,333

Restricted shares begin to be earned pro-rata when 85% of a target is achieved.

(3) 2010 Incentive Plan for Management and Key Employees

On March 1, 2010, the Compensation Committee of the Board of Directors of the Registrant approved the Veramark Technologies, Inc. 2010 Incentive Plan for Management and Key Employees (the “Plan”) which was proposed by the CEO on February 22, 2010. Participants eligible to participate in the Plan are corporate officers, key employees, and managers, including the following named executive officer: Ronald C. Lundy, Vice President of Finance and Chief Financial Officer. Actual participants will be determined by the President and Chief Executive Officer.

The Plan establishes a maximum bonus pool based on achieving targeted Operating Income, as defined in the Plan, with a minimum Operating Income of $250,000 before any bonuses may be paid. A copy of the Plan is attached as an Exhibit.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following is the index of exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K or incorporated by reference herewith:

(d) Exhibits.

Exhibit 10.1
2010 Bonus Compensation Plan dated March 1, 2010, between the Registrant and Anthony C. Mazzullo

Exhibit 10.2
Veramark Technologies, Inc. 2010 Incentive Plan for Management and Key Employees

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in Pittsford, New York on March 5, 2010

Veramark Technologies, Inc.

By: /s/ Ronald C. Lundy Ronald C. Lundy, Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	2010 Bonus Compensation Plan dated March 1, 2010, between the Registrant and Anthony C. Mazzullo
10.2	Veramark Technologies, Inc. 2010 Incentive Plan for Management and Key Employees